UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 21, 2015

Landmark Apartment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 237-1335
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.
Following completion of the loan refinancings described below, Landmark Apartment Trust, Inc. (the "Company") used a portion of the net proceeds from certain of those loan refinancings to pay in full its obligations under its secured credit facility with Bank of America, N.A., as administrative agent, and Citibank (the "Secured Credit Facility"), which had a maturity date of January 4, 2016. In addition, the Company used a portion of the remaining net proceeds from the refinancings to pay in full its obligations under its line of credit with Bank Hapoalim (the "Revolving Line of Credit"). Each of the Secured Credit Facility and the Revolving Line of Credit has therefore been terminated and all collateral thereunder has been released.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Between December 21 and December 23, 2015, the Company, through wholly-owned subsidiaries of Landmark Apartment Trust Holdings, LP, the Company's operating partnership, obtained 24 separate mortgage loans from CBRE Capital Markets, Inc. ("CBRE") which will in turn be assigned to the Federal Home Loan Mortgage Corporation and serviced by CBRE. Each of the 24 loans is secured by one of the Company’s existing multifamily residential properties. None of the loans are cross-collateralized or cross-defaulted with any others. All but one of the new mortgage loans has a 10-year term maturing on January 1, 2026 and accrues interest at a floating rate equal to 1-month LIBOR plus 2.43%. After an initial five-year interest-only period, principal amortizes on each of the new loans based upon a 30-year amortization schedule. One of the new mortgage loans is an interest only loan and has a five-year term maturing on January 1, 2021 and accrues interest at a fixed rate equal to 3.72%. Each of the floating rate loans has a one-year prepayment lockout period. The Company has purchased interest rate caps for each floating rate loan. The aggregate balance of the new loans is approximately $483.5 million. The Company used a portion of the proceeds from the new loans to repay in full the approximately $177.1 million outstanding balance on the existing non-Secured Credit Facility and non-Revolving Line of Credit loans.
In addition, as described above, the Company used a portion of the remaining net proceeds from the mortgage loan refinancings to pay in full the Company's obligations under its (i) Secured Credit Facility and (ii) Revolving Line of Credit. Each of the Secured Credit Facility and Revolving Line of Credit has therefore been terminated and all collateral thereunder has been or is being released.
The Company, in connection with the refinancing of the property known as Stafford Landing, also used a portion of the net proceeds of the refinancing to acquire all of the equity interests held by its joint venture partner in the entity owning such property. Following the acquisition, the Company owns 100% of the equity interests in the entity owning the Stafford Landing property.
The Company will use the remaining net proceeds to redeem a portion of the Company’s outstanding Series D Cumulative Non-Convertible Preferred Stock and Series E Cumulative Non-Convertible Preferred Stock.
Prior to the refinancings, the interest rates for the existing loans ranged from 1.8% to 6.6% (with a weighted average interest rate of 3.96%) and the maturity dates ranged from January, 2016 to October, 2024.
Below is additional information regarding the new individual mortgage loans:
Fixed Rate Loans

•	The Retreat at Kedron Village - $21,660,000 loan secured by a mortgage on the multifamily residential property known as The Retreat at Kedron Village Apartments located in Peachtree City, Georgia.

Floating Rate Loans

•	Landmark at Prescott Woods - $25,740,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Prescott Woods Apartments located in Austin, Texas.

•	Landmark at Ridgewood Preserve - $8,220,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Ridgewood Preserve Apartments located in Arlington, Texas.

•	Landmark at Stafford Landing - $40,320,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Stafford Landing Apartments located in Ocoee, Florida.

•	Landmark at West Place - $29,860,000 loan secured by a mortgage on the multifamily residential property known as Landmark at West Place Apartments located in Orlando, Florida.

•	Landmark at Woodland Trace - $26,697,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Woodland Trace Apartments located in Casselberry, Florida.

•	Milana Reserve - $14,880,000 loan secured by a mortgage on the multifamily residential property known as Milana Reserve Apartments located in Tampa, Florida.

•	Monterra Pointe - $10,241,000 loan secured by a mortgage on the multifamily residential property known as Monterra Pointe Apartments located in Arlington, Texas.

•	Palisades at Bear Creek - $6,205,000 loan secured by a mortgage on the multifamily residential property known as Palisades at Bear Creek Apartments located in Euless, Texas.

•	Reserve at River Walk - $10,687,000 loan secured by a mortgage on the multifamily residential property known as Reserve at River Walk Apartments located in Columbia, South Carolina.

•	Victoria Park - $20,093,000 loan secured by a mortgage on the multifamily residential property known as Victoria Park Apartments located in Charlotte, North Carolina.

•	Bella Ruscello - $18,410,000 loan secured by a mortgage on the multifamily residential property known as Bella Ruscello Apartments located in Duncanville, Texas.

•	Crestmont Reserve - $15,980,000 loan secured by a mortgage on the multifamily residential property known as Crestmont Reserve Apartments located in Dallas, Texas.

•	Grand Isle at Baymeadows - $21,825,000 loan secured by a mortgage on the multifamily residential property known as Grand Isle at Baymeadows Apartments located in Jacksonville, Florida.

•	Grand Terraces - $14,813,000 loan secured by a mortgage on the multifamily residential property known as Grand Terraces Apartments located in Charlotte, North Carolina.

•	Kensington Station - $13,299,000 loan secured by a mortgage on the multifamily residential property known as Kensington Station Apartments located in Bedford, Texas.

•	Landmark at Battleground Park - $13,237,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Battleground Park Apartments located in Greensboro, North Carolina.

•	Landmark at Bella Vista - $28,220,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Bella Vista Apartments located in Duluth, Georgia.

•	Landmark at Collin Creek - $25,916,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Collin Creek Apartments located in Plano, Texas.

•	Landmark at Courtyard Villas - $19,715,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Courtyard Villas Apartments located in Mesquite, Texas.

•	Landmark at Creekside Grand - $36,980,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Creekside Grand Apartments located in Atlanta, Georgia.

•	Landmark at Grand Meadow - $12,360,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Grand Meadow Apartments located in Melbourne, Florida.

•	Landmark at Grand Palms - $35,600,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Grand Palms Apartments located in Tampa, Florida.

•	Landmark at Heritage Fields - $12,496,000 loan secured by a mortgage on the multifamily residential property known as Landmark at Heritage Fields Apartments located in Arlington, Texas.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 28, 2015	Landmark Apartment Trust, Inc.

	By:	/s/ Anthony E. Szydlowski
	Name:	Anthony E. Szydlowski
	Title:	General Counsel and Secretary